                        J.P. MORGAN FLEMING SERIES TRUST

                  JPMorgan Multi-Manager Small Cap Growth Fund

                       Supplement dated December 20, 2004
                       to the Prospectus dated May 1, 2004

         At a special meeting of shareholders held on December 15, 2004 at which shareholders of record on September 24, 2004 approved an investment subadvisory agreement by and between J.P. Morgan Investment Management Inc. and Oberweis Asset Management, Inc. ("Oberweis"). Oberweis will join State Street Research & Management Company, J. & W. Seligman & Co. Incorporated and UBS Global Asset Management (Americas) Inc., as a subadviser to the Fund.

         The table on page 2 of the Prospectus is revised to add the following:


SUBADVISER            SIZE OF COMPANIES     INVESTMENT STYLE     BENCHMARK INDEX*
----------            -----------------     ----------------     ----------------
Oberweis Asset        Small Cap             Growth               Russell 2000 Growth
Management, Inc.

 * The Fund's benchmark index is the Russell 2000 Growth Index.

         On page 14 of the Prospectus, the second paragraph is replaced with the following:

State Street Research & Management Company ("State Street Research"),
J. & W. Seligman & Co. Incorporated ("Seligman"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Oberweis Asset Management, Inc. ("Oberweis") are the subadvisers for the JPMorgan Multi-Manager Small Cap Growth Fund. Each is responsible for the day-to-day investment decisions of its portion of this Fund. The allocation of the Assets of the JPMorgan Multi-Manager Small Cap Growth Fund among State Street Research, Seligman, UBS Global AM and Oberweis will be determined by the Adviser, subject to the review of the Board of Trustees. JPMIM, not the Fund, will pay the subadvisers for their services.

         The table on page 14 of the Prospectus in the section entitled "The Funds' Investment Adviser and Sub-advisers" is revised to add the following:


FUND                      SUBADVISER                        SUBADVISORY FEE
----                      ----------                        ----------------
Multi-Manager             Oberweis Asset Management, Inc.   0.55%
Small Cap Growth Fund

         The table on page 15 of the Prospectus in the section entitled "The Funds' Investment Adviser and Sub-advisers" is revised to add the following:

JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND


                               YEAR FOUNDED/ ASSETS
                               UNDER MANAGEMENT AS OF
SUBADVISER AND ADDRESS         DECEMBER 31, 2003         LEAD MANAGER(S)            EMPLOYMENT EXPERIENCE
----------------------         ----------------------    ---------------            ---------------------
Oberweis Asset                 1989                      James W. Oberweis          President of Oberweis
Management, Inc.               $658.3 million            President and Portfolio    and has served as
951 Ice Cream Drive                                      Manager                    portfolio manager of
North Aurora, IL 60542                                                              The Oberweis Funds
                                                                                    since 1996.

         Additionally, the Board of Trustees approved on December 8, 2004 an interim sub-advisory agreement with BlackRock Advisers, Inc. ("BlackRock") which will become effective upon the closing of a proposed acquisition by BlackRock of State Street Research & Management Company ("State Street Research") as part of the sale of the asset management business by State Street Research's parent company, Metlife, Inc. The acquisition is expected to take place during the first quarter of 2005. The interim sub-advisory agreement with BlackRock is substantially identical to the existing sub-advisory agreement with State Street Research and will remain in effect for up to 150 days. During such time a proxy proposal will be submitted to shareholders to approve a new sub-advisory agreement with BlackRock.

                                                               SUP-MULTIP-1204

                        J.P. MORGAN FLEMING SERIES TRUST

     JPMorgan Multi-Manager Small Cap Growth Fund ("Small Cap Growth Fund")
      JPMorgan Multi-Manager Small Cap Value Fund ("Small Cap Value Fund")
                    (each a "Fund," collectively, the "Funds")

                      Supplement dated December 20, 2004 to
            the Statement of Additional Information dated May 1, 2004


         The Board of Trustees has approved an interim sub-advisory agreement with BlackRock Advisers, Inc. ("BlackRock") which will become effective upon the closing of a proposed acquisition by BlackRock of State Street Research & Management Company ("State Street Research") as part of the sale of the asset management business by State Street Research's parent company, Metlife, Inc. The acquisition is expected to take place during the first quarter of 2005. The interim sub-advisory agreement with BlackRock is substantially identical to the existing sub-advisory agreement with State Street Research and would be effective for up to 150 days. During such time a proxy proposal would be submitted to shareholders to approve a new sub-advisory agreement.

         In addition to the changes described above, a special meeting of shareholders was held on December 15, 2004 at which shareholders of record on September 24, 2004 of the Funds (i) re-elected the four trustees then in office, (ii) elected Jerry B. Lewis as a fifth trustee of the Board and (iii) with respect to the Small Cap Growth Fund, approved an investment subadvisory agreement by and between J.P. Morgan Investment Management Inc. and Oberweis Asset Management, Inc. ("Oberweis"). Oberweis will join State Street Research & Management Company, J. & W. Seligman & Co. Incorporated and UBS Global Asset Management (Americas) Inc., as a subadviser to the Fund.

         The following information is added to the section entitled "Proxy Voting":

         OBERWEIS ASSET MANAGEMENT, INC. The Board of Trustees has delegated the authority for voting proxies relating to the Fund's portfolio securities to Oberweis, who has agreed to vote such proxies according to Oberweis' Proxy Voting Policies and Procedures. Oberweis' Proxy Voting Policies and Procedures set forth the general principles used to determine how Oberweis votes proxies on securities in client accounts for which Oberweis has proxy voting authority, including the Fund. Oberweis' general policy is to vote proxies in the best interests of clients. In pursuing this policy, Oberweis votes in a manner that is intended to maximize the value of client assets. Because Oberweis generally makes investments in companies in which Oberweis has confidence in management, proxies generally are voted in favor of management's recommendation.

         Oberweis' Proxy Voting Policies and Procedures describe how Oberweis usually votes proxies on various matters, such as proposals on corporate governance, changes to capital structure and routine matters including the election of directors and ratification of the appointment of independent auditors. Oberweis' Proxy Voting Policies and Procedures provide that proxies with respect to foreign companies may not be voted if the costs to the client of voting the shares outweigh the benefits or, in certain cases, where the company is in a country which prohibits shareholders who vote proxies from trading the company's shares within a given period of time around the shareholder meeting date ("share blocking"). If the application of the voting guidelines is unclear, the matter is not covered by the voting guidelines or the voting guidelines call for case-by-case review, Oberweis' Proxy Committee will formulate a recommendation on the matter in accordance with Oberweis' goal of maximizing client assets.

         Oberweis' Proxy Voting Policies and Procedures describe how Oberweis addresses conflicts of interest between Oberweis and its clients, including Fund shareholders, with respect to proxy voting decisions. To resolve conflicts, Oberweis (1) obtain client consent (and in the case of the Fund, the consent of the Board) before voting in accordance with the voting guidelines or the recommendation of the Proxy Committee, (2) refer the matter to a third party proxy voting service or (3) the Proxy Committee will prepare a report documenting the conflict, the procedures used to address the conflict, any contacts from outside parties regarding the proposal and the reason for the recommendation.

         The following information is added to the section entitled "The Adviser and Subadvisers":

         Oberweis Asset Management, Inc. ("Oberweis") has been engaged by the Adviser to serve as a Subadviser of a portion of the Multi-Manager Small Cap Growth Fund.

         The allocation of the assets of the Multi-Manager Small Cap Fund and the other sub-advisers will be determined by the Adviser, subject to the review of the Trustees, in the best interests of the Fund and its shareholders.

         The following information is added to the section entitled "Trustees":


   OTHER DIRECTORSHIPS
   NAME (YEAR OF BIRTH);                                                    NUMBER OF PORTFOLIOS/ FUNDS         HELD OUTSIDE
 POSITIONS WITH THE FUNDS             PRINCIPAL OCCUPATION(S)               IN JPMORGAN FUNDS COMPLEX(1)       JPMORGAN FUNDS
         (SINCE)                       DURING PAST 5 YEARS                      OVERSEEN BY TRUSTEE             COMPLEX(1)
---------------------------- --------------------------------------------- ------------------------------ ---------------------
NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Jerry B. Lewis (1939);       Retired; formerly President, Lewis                          8                None
Trustee (since 2004)         Investments Inc. (registered investment
                             adviser); previously, various managerial
                             and executive positions at Ford Motor
                             Company (Treasurer's Office, Controller's
                             Office, Auditing and Corporate Strategy)

                                                            SUP-MULTISAI-1204

                                       2